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                     UNITED STATES SECURITIES AND EXCHANGE
                                  COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 7, 2000.

                             STAN LEE MEDIA, INC.
                             --------------------
                 (Exact name of registrant as specified in its
                                   charter)

    Colorado                        0-28530            84-1341980
------------------------------    -----------       ----------------
(State or other                   (Commission       (I.R.S. Employer
 jurisdiction of                  File Number)       Identification
 incorporation)                                          Number)


15821 Ventura Boulevard, Suite 675, Encino, California   91436
--------------------------------------------------------------
(Address of Principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:        (818) 461-1757
                                                           --------------


                                 Not Applicable
                                 --------------
(Former name or former address, if changed since last report.)
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Item 5.  Other Items

     On November 7, 2000, Stan Lee Media, Inc. announced that it had reached an agreement with Warner Brothers, a division of Time Warner Entertainment Company, L.P., regarding the development a new feature film franchise based on the Conan the Barbarian character.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired.

     None

(b)  Pro Forma Financial Information.

     None

(c)  Exhibits

     The following exhibits are filed with this report:



Exhibit
Number    Description
-------   -----------

99.1      Press Release
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                                   SIGNATURE
                                   ---------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          STAN LEE MEDIA, INC.
                                          --------------------
                                          (Registrant)


Date:  November 10, 2000     By:  /s/ Stephen Gordon
                                ------------------------------------------------
                                Stephen Gordon
                                Executive Vice President - Operations
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                              EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

99.1      Press Release